UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 28, 2005
                                                 -------------------------------

                           EXCALIBUR INDUSTRIES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                        0-30291                 65-0735872
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

        12060 FM 3083, Conroe, Texas                            77301
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (936) 441-5100
                                                   -----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      Not applicable.

Item 1.02 Termination of a Material Definitive Agreement.

      Not applicable.

Item 1.03 Bankruptcy or Receivership.

      As previously reported on a current report on Form 8-K, on March 9, 2005, Excalibur Holdings, Inc., a wholly-owned subsidiary of Excalibur Industries, Inc. and the parent corporation of Shumate Machine Works, Inc., filed a voluntary petition for protection under Chapter 7 of the U.S. Bankruptcy Code in the United States Bankruptcy Court, Southern District of Texas. Excalibur Holdings identified an aggregate amount of approximately $13,600,000 in liabilities on its debtor schedules in the bankruptcy proceeding. As a result of this bankruptcy filing, 100% of the capital stock of Shumate Machine Works, Inc. became the sole asset of the bankruptcy estate. The capital stock of Shumate Machine Works has been pledged to secure the obligations of Excalibur Holdings to its senior lender, Stillwater National Bank.

      On March 11, 2005, Stillwater National Bank filed a motion for abandonment with the Bankruptcy Court, requesting that the Bankruptcy Court to order the Bankruptcy Trustee to abandon the capital stock of Shumate. Concurrently therewith, Stillwater National Bank filed with the Bankruptcy Court a motion for relief of the automatic stay resulting from the bankruptcy filing so that Stillwater National Bank can pursue all available remedies in connection with Excalibur Holdings' stock in Shumate.

      On April 20, 2005, the Bankruptcy Court granted Stillwater National Bank's motion for relief from stay and ordered that the automatic stay is lifted, modified, and annulled so as to permit Stillwater to exercise any and all rights and remedies it may have with respect to the capital stock of Shumate Machine Works held by Excalibur Holdings, including, but not limited to, exercising any rights of foreclosure of said stock.

      On April 28, 2005, Excalibur Holdings received notice from Stillwater National Bank that Stillwater intends to dispose of the capital stock of Shumate Machine Works in a private sale after May 9, 2005 pursuant to the Oklahoma Uniform Commercial Code. Excalibur Industries intends to bid on the capital stock of Shumate Machine Works at this private sale.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

      See Item 1.03 above.

Item 2.02 Results of Operations and Financial Condition.

      Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

      Not applicable.

Item 2.05 Costs Associated with Exit or Disposal Activities.

      Not applicable.

Item 2.06 Material Impairments.

      Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
          Standard: Transfer of Listing.

      Not applicable.

Item 3.02 Unregistered Sales of Equity Securities.

      Not applicable.

Item 3.03 Material Modification to Rights of Security Holders.

      Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

      Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

      Not applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

      Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      Not applicable.

Section 6 - [Reserved]

      Not applicable.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

      Not applicable.

Section 8 - Other Events

Item 8.01 Other Events.

      Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EXCALIBUR INDUSTRIES, INC.
                                       (Registrant)


Date:  May 4, 2005                     By: /s/ Matthew C. Flemming
                                           -------------------------------------
                                           Matthew C. Flemming, Chief Financial
                                           Officer, Treasurer, Secretary, and
                                           Executive Vice President